Exhibit 99.1

Filed by ARYA Sciences Acquisition Corp III
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
of the Securities Exchange Act of 1934
Subject Company: ARYA Sciences Acquisition Corp III
Commission File No. 001-39434

Nautilus Biotechnology Appoints Matt Murphy as General Counsel
Former 10x Genomics and Pacific Biosciences executive to lead the company’s legal operations as it further develops its next-generation proteomics platform and prepares to go public

SAN CARLOS, CA & SEATTLE, WA, April 6, 2021 — Nautilus Biotechnology, Inc., a company pioneering a single-molecule protein analysis platform for quantifying the human proteome, today announced the appointment of Matt Murphy, Esq., as General Counsel.

Mr. Murphy brings more than 25 years of experience in senior legal counsel roles for companies on the cutting edge of life sciences technologies with specialization in biotechnology and diagnostics. He was previously the Vice President and General Counsel for 10x Genomics and Vice President of Intellectual Property and General Counsel for Pacific Biosciences.

Prior to joining Nautilus, Mr. Murphy advised a wide range of leading technology companies including BioElectron Technology Corporation, Siluria Technologies, Inc., Nanosys, and Caliper Technologies. He previously served on the board of the Friends of School of the Arts Foundation, a non-profit corporation supporting arts and academic learning for students. Mr. Murphy received his B.S. in Microbiology and Fermentation Science from the University of California, Davis, and his J.D. from the University of San Francisco School of Law.

“Matt is an accomplished leader with an exceptional background in building and defending intellectual property portfolios for life science and technology companies,” said Sujal Patel, co-founder and CEO of Nautilus Biotechnology. “We’re thrilled to welcome him to our executive leadership team as we scale our proteomic analysis platform in our mission to create a new standard for measuring the human proteome.”

“In seeking to build a greater understanding of the proteome, Nautilus is looking to unlock the next level of understanding of biology beyond that already presented by the blueprint of genomics,” said Mr. Murphy. “I look forward to leading the company’s legal operations to support its continued growth and commitment to expanding rapid and comprehensive access and understanding of the proteome.”

Nautilus is developing a unique proteomic analysis platform to accelerate the generation of proteomics-based insight, drive new discoveries, and propel the field forward to better understand our fundamental biology and the molecular mechanisms of disease. The company entered a definitive merger agreement with Arya Sciences Acquisition Corp III (Nasdaq: ARYA) (“ARYA III”) to be completed in the second quarter of 2021. Upon closing, Arya III will redomicile as a Delaware corporation, be renamed Nautilus Biotechnology, Inc. (the “Combined Company”) and its common stock  is expected to be listed on Nasdaq under the ticker symbol “NAUT”.

About Nautilus Biotechnology

Nautilus is a biotechnology company who is developing a proteomics platform that aims to deliver superior sensitivity more quickly, more completely, and less expensively than is currently possible. Nautilus Biotechnology aims to enable a dramatic acceleration of basic science research, significantly improve the success rate of therapeutic development, and enhance opportunities for personalized and predictive medicine. Nautilus’ corporate headquarters is in Seattle, Washington and scientific research and development is being conducted from its San Carlos, California office and labs.

About Arya III

Arya III is a blank check company newly incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Arya III is led by Chairman Joseph Edelman, Chief Executive Officer Adam Stone, Chief Financial Officer Michael Altman and Chief Business Officer Konstantin Poukalov.

Important Information and Where to Find It
A full description of the terms of the proposed business combination transaction between ARYA III and Nautilus (the “Business Combination”) is set forth in a registration statement on Form S-4 (File No. 333-254796) filed with the Securities and Exchange Commission (“SEC”) by Arya III that includes a prospectus with respect to the Combined Company’s securities to be issued in connection with the Business Combination and a proxy statement with respect to the shareholder meeting of Arya III to vote on the Business Combination. Arya III and Nautilus urge their investors, shareholders and other interested persons to read the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents contain important information about Arya III, Nautilus Biotechnology and the Business Combination. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of Arya III as of a record date to be established for voting on the proposed Business Combination. Shareholders of Arya III may also obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: ARYA Sciences Acquisition Corp III, 51 Astor Place, 10th Floor, New York, New York 10003, Attn: Secretary. The preliminary and, once available, definitive proxy statement/prospectus to be included in the registration statement can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation
Arya III and Nautilus Biotechnology and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential Business Combination under the rules of the SEC. Information about the directors and executive officers of Arya III is set forth in Arya III’s final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”) on August 10, 2020 and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: ARYA Sciences Acquisition Corp III, 51 Astor Place, 10th Floor, New York, New York 10003, Attn: Secretary. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Arya III shareholders in connection with the potential Business Combination is set forth in the registration statement on Form S-4 containing the preliminary proxy statement/prospectus filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation
This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Arya III, the Combined Company or Nautilus Biotechnology, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Special Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding the proposed Business Combination, statements about the potential attributes and benefits of Nautilus Biotechnology’s proteomics platform, the potential market opportunity, and the development and performance of Nautilus Biotechnology’s platform. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the business combination due to the failure to obtain approval from Arya III’s shareholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event or other circumstances that could give rise to the termination of the business combination agreement, the outcome of any legal proceedings that may be instituted against Nautilus Biotechnology or Arya III following announcement of the transactions, the risk that the proposed business combination disrupts Nautilus Biotechnology’s or Arya III’s current plans and operations as a result of the announcement of the transactions, the ability to recognize the anticipated benefits of the business combination, costs related to the business combination, the amount of redemption requests made by Arya III’s stockholders, changes in applicable laws or regulations, the possibility that the expected timeframe for, and other expectations regarding the development and performance of, Nautilus Biotechnology’s proteomic platform will differ from current assumptions, and other risks and uncertainties, including those included under the header “Risk Factors” in the registration statement on Form S-4  filed by Arya III with the SEC and those included under the header “Risk Factors” in the final prospectus of Arya III related to its initial public offering. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Nautilus, ARYA III, the Combined Company or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. Except as otherwise required by applicable law, Nautilus Biotechnology, Arya III and the Combined Company disclaim any duty to update any forward-looking statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Media Contact
Thermal for Nautilus Biotechnology
Kaustuva Das
press@nautilus.bio